                                                                   EXHIBIT 10.01
                                                                   -------------

As a result of the Merger between Telor Ophthalmic Pharmaceuticals, Inc. ("Telor") and Occupational Health + Rehabilitation Inc pursuant to which Telor was the surviving corporation and changed its name to "Occupational Health + Rehabilitation Inc," this warrant now entitles the holder to purchase 4,195 shares of common stock of Occupational Health + Rehabilitation Inc at an exercise price of $8.83 per share.

                           OCCUPATIONAL HEALTH, INC.

                         COMMON STOCK PURCHASE WARRANT

                    The Transferability of this Warrant Is
                      Restricted as Provided in Article 3

           ___________________________, or any assignee, transferee or other holder of this Warrant (a "holder") hereby is granted the right to purchase, at any time from July 1, 1997 until 5:00 p.m., Providence, Rhode Island time, on August 31, 1997, Up to 29,630 fully paid and non-assessable shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Occupational Health, Inc., a Delaware corporation (the "Company"), provided, however, that the
                                              --------  -------
Company may exercise its "call", as more fully described in Section 11(a) hereof, prior to the date on which the holder is entitled to exercise this Warrant or at any time thereafter.

           This Warrant has been issued to the Holder at a purchase price of $.05 per Share for a total purchase price of $1,481.50, the receipt of which is hereby acknowledged, and is exercisable at a price (the "Purchase Price") of $1.25 per share of Common Stock issuable hereunder payable in cash or by check, subject to adjustment as provided in Article 5 hereof. Upon surrender of this Warrant with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the shares of Common Stock purchased, at the Company's principal executive offices (presently located at 588 Pawtucket Avenue, Pawtucket, Rhode Island 02860), the holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

1.         Exercise of Warrant.
           -------------------

           The purchase rights represented by this Warrant are exercisable at the option of the holder hereof, in whole or in part (but not as to fractional shares of the Common Stock), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

2.         Issuance of Stock Certificates.
           ------------------------------

           The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax which may be payable in respect thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3.         Restriction on Transfer of Warrant.
           ----------------------------------

           3.1 The holder shall not transfer, sell or otherwise dispose of this Warrant in any transaction except within the purview of the Securities Act of 1933, as amended (the "Act") and in compliance therewith.

           3.2 Unless the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") may, at the time of the exercise of this Warrant, be lawfully resold in accordance with a then currently effective registration statement or post-effective amendment to a registration statement under the Act, the Company may require, as a condition to the delivery of any Warrant Shares to be issued upon exercise of this Warrant:

                (a) that the Company receive an appropriate investment letter evidencing that the holder or his/her permitted assignee is acquiring such Warrant Shares for investment and not with a view to the distribution or public offering of all or any portion thereof, or any interest therein, and an agreement to the effect that the holder or his/her permitted assignee shall make no sale or other disposition of such Warrant Shares unless and until: (i) the Company shall have received an opinion of legal counsel to the holder or his/her permitted assignee (in form and substance satisfactory to the Company) to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Act and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such Warrant Shares shall thereafter be included in a currently effective registration statement or post-effective amendment to a registration statement under the Act; and

                (b) that the certificate or certificates issued to evidence such Warrant Shares bear an appropriate legend indicating such securities law restrictions on the further sale or other disposition thereof.

                (c) that the Holder execute a copy of the company's Stockholders Agreement, substantially in the form of the Stockholders Agreement (the "Stockholders Agreement") dated as of June 30, 1992, previously circulated to the holder, and in the form of Exhibit A hereto, imposing certain additional restrictions on the transferability of the Warrant Shares.

4.         Price.
           -----

           4.1  Initial and Adjusted Purchase Price. The initial Purchase Price
                -----------------------------------
shall be $1.25 per share of Common Stock. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Article 5 hereof.

           4.2  Purchase Price. The term "Purchase Price" herein shall mean the
                --------------
initial purchase price or the adjusted purchase price, depending upon the context.

5.         Adjustments of Purchase Price and Number of Shares.
           --------------------------------------------------

           5.1  Subdivision and Combination. In case the Company shall at any
                ---------------------------
time subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

           5.2  Adjustment in Number of Shares. Upon each adjustment of the
                ------------------------------
Purchase Price pursuant to the provisions of this Article 5, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted to the nearest full share by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

           5.3  Reclassification, Consolidation, Merger, etc. In case of any
                --------------------------------------------
reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the holder of this Warrant shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale of conveyance at a price equal to the product of (x) the number of shares issuable upon exercise of this Warrant and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such holder had exercised this Warrant.

           5.4  No Adjustment of Purchase Price in Certain Cases.  No adjustment
                ------------------------------------------------
of the Purchase Price shall be made:

                (a) Upon the issuance or sale of the Warrants or the Warrant Shares; or

                (b) Upon the issuance or sale of shares of Common Stock or upon the issuance or exercise of options, rights or warrants, or upon the conversion or exchange of convertible or exchangeable securities; or

                (c) If the amount of said adjustment shall be less than 10 cents per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 10 cents per share.

6.         Registration Rights.
           -------------------

           6.1  Piggyback Registration. If, at any time commencing on the date
                ----------------------
hereof and expiring five (5) years after the date hereof the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act") (other than in connection with a merger, acquisition or employee stock option or other benefit plan), it will give written notice, at least thirty (30) days prior to the filing of each such registration statement, to holder of its intention to do so. If holder notifies the Company within twenty (20) days after receipt of any such notice of its desire to include the Warrant Shares in such proposed registration statement, the Company shall afford holder the opportunity to have the Warrant Shares registered under such registration statement; provided, however, if in the written opinion of the managing underwriter, if any, of the offering to be made pursuant to the proposed registration statement, the registration of all or a portion of the Warrant Shares pursuant to the proposed registration statement would have an adverse effect on the offering, then the Company may exclude the Warrant Shares from such registration statement.

           Notwithstanding the provisions of this Section 6.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.1 (irrespective of whether a written request for inclusion of Warrant Shares shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

           6.2  Covenant of the Company with Respect to Registration.
                ----------------------------------------------------
In connection with any registration under Section 6.1 hereof, the Company agrees to use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall reasonably be requested by the holder.

7.         Exchange and Replacement of Warrant.
           -----------------------------------

           This Warrant is exchangeable, without expense, upon the surrender hereof by the registered holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of shares as are purchasable hereunder in such denominations as shall be designated by the registered holder hereof at the time of such surrender.

           Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

8.         Elimination of Fractional Interests.
           -----------------------------------

           The Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

9.         Reservation of Shares.
           ---------------------

           The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

10.        Notices to Warrant Holders.
           --------------------------

           Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrant and prior to its exercise, any of the following events shall occur:

           (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

           (b) The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

           (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11.        Call Agreement.
           --------------

           (a) Subject to all of the provisions of Section 11 hereof, the Company shall be entitled in its sole discretion, upon at least 30 days' notice to the holder hereof or to the holder of Warrant Stock, to purchase all, but not less than all, of the Warrants and the Warrant Stock, at any time on or after June 1, 1997, but before August 31, 1997, at the Repurchase Price as defined in the Stockholders Agreement for the Common Stock purchasable with this Warrant or part thereof, or of such Warrant Stock, as the case may be, less the aggregate unpaid exercise price in the case of Warrants, purchased by the Company pursuant to the provisions of this Section 11, allocated among the holders of Warrants and Warrant Stock pro-rata as their interests may appear.

           (b) Promptly after giving notice pursuant to subsection 11(a) above, the Company, at its own expense, shall compute the Repurchase Price, as of the latest practical date, pursuant to Exhibit A of the Stockholders Agreement. Any purchase of the Warrants or Warrant Shares shall take place at the offices of the Company pursuant to the provisions of the Stockholders Agreement.

12.        Control Offers.
           --------------

           If a so called "Control Offer" as defined in the Stockholders Agreement is given, then the holders of this Warrant shall be entitled to the benefits of and shall be obligated by the provisions of Section 5 of the Stockholders Agreement, provided they tender payment of purchase price of the Warrant, against surrender thereof in respect of any closing of transactions contemplated by Section 5 of the Stockholders Agreement.

13.        Notices.
           -------

           All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

           (a) If to the registered holder of this Warrant, to the address of such holder as shown on the books of the Company; or

           (b) If to the Company, to the address set forth on the first page of this Warrant.

14.        Successors.
           ----------

           Any holder may assign its rights hereunder to its stockholders upon its liquidation or dissolution, provided such assignee agrees in writing to be bound by all of the terms and provisions of this Common Stock Purchase Warrant. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, personal representatives, successors and assigns.

15.        Headings.
           --------

           The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

16.        Law Governing.
           -------------

           This Warrant is delivered in the State of Rhode Island and shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

           WITNESS the seal of the Company and the signature of its duly authorized Chairman of the Board and President.

                                       OCCUPATIONAL HEALTH, INC.


                                       By /s/ John C. Garbarino
                                          ---------------------------------
                                          John C. Garbarino
                                          President

                               SUBSCRIPTION FORM

                                                     ____________________, 19___

TO:        OCCUPATIONAL HEALTH, INC.

           The undersigned hereby irrevocably elects to exercise the attached Common Stock Purchase Warrant to the extent of ________________ Shares of Common Stock of OCCUPATIONAL HEALTH, INC and hereby makes payment of $____________ in payment of the purchase price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
     ------------------------------------------------------
     (Please typewrite or print in block letters)

Address:
     ------------------------------------------------------

     ------------------------------------------------------

     ------------------------------------------------------


                                       By:
                                          ------------------------------------

                           Holders of OH+R Warrants
                           ------------------------

Each person named below holds a warrant to purchase 4,195 shares of the registrant's common stock at an exercise price of $8.83 per share.

                              Stephan D. Deutsch

                              Mark J. DeNino

                              Mehrdad Motamed

                              Ira J. Singer

                              Steven L. Blazar